UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04529 )

Exact name of registrant as specified in charter:	Putnam Michigan Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2008

Date of reporting period:June 1, 2007 — November 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Michigan Tax Exempt Income Fund

11|30|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Michigan
Tax Exempt
Income Fund

11| 30| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

As we look toward the new year, we note that 2007 was marked by heightened market turbulence. Stock market indexes in the United States reached new highs in July and again in October, but volatility was the norm rather than the exception. Business losses related to the subprime mortgage sector were farther-reaching and more acute than many observers had predicted, and the market’s daily fluctuations were understandably unsettling. Putnam’s bond funds generally provided sources of stability and income to investors’ portfolios in spite of these difficulties, while international funds posted continued strong gains. Importantly, the U.S. economy registered some of the strongest growth of this business expansion in the spring and summer months, creating a cushion that, along with timely action by the Federal Reserve, should help to support moderate economic growth in 2008. Although the events of the past year have tested the mettle of long-term investors, they also help us to understand the importance of certain time-tested principles: the wisdom of a long-term perspective, the power of stocks to achieve capital growth over long periods, and the benefits of diversification across asset classes.

We are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the firm has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Michigan Tax Exempt Income Fund:
Pursuing tax-advantaged income
for Michigan investors

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of their investment income. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and any local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly. And the sheer size of the Michigan municipal bond market — it is among the larger and more diverse markets in the country — provides a wide array of investment opportunities.

Putnam Michigan Tax Exempt Income Fund seeks to capitalize on investment opportunities in Michigan by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor for developments that affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Putnam Michigan Tax
Exempt Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

We are pleased to report that your fund’s class A shares delivered a positive 2.28% return before sales charge for the six months ended November 30, 2007. During this period, the markets became increasingly volatile, as investors reacted to concerns about mortgage defaults, the housing industry and economic growth. Your fund’s focus on high-quality, non-callable, and shorter-maturity bonds all contributed to performance results.

The fund’s strategies enabled it to outperform the average return of its Lipper category — Michigan Municipal Debt Funds — during the period. However, since the fund invests primarily in Michigan municipal bonds, fund results lagged those for the Lehman Municipal Bond Index, its nationally diversified benchmark.

Market overview

The crisis in the subprime mortgage lending market that began this summer weighed on the performance of many fixed-income sectors, including municipal bonds, during the six months ended November 30, 2007. While the fund did not invest directly in subprime securities, the severity of the crisis caused bond investors to reevaluate risk across all types of fixed-income portfolios.

Prices fell and yields rose on all but the highest-quality securities, as investors demanded more yield on riskier bonds amid increased concerns that the economy might weaken. Well-publicized difficulties at several major investment banks and among the insurers of repackaged loans added to investors’ uncertainty. Ultimately, issuers were forced to increase the yields on new, lower-rated bonds to attract sufficient investor interest.

Demand for longer-maturity bonds also weakened, as investors reassessed the slim yield advantage being offered as compensation for holding longer-dated securities. In contrast, bonds with shorter maturities generally performed well, as investors began to anticipate the possibility of further rate reductions by the Federal Reserve Board.

In April 2007, Moody’s lowered Michigan’s credit rating to Aa3 from Aa2 in response to a number of worrisome developments: declining financial reserves, reduced liquidity levels, a deteriorating financial and economic outlook, and a reliance on non-recurring revenue to offset shortfalls. Further complicating the state’s outlook was the legislature’s decision to eliminate at the end of 2007 the Single Business Tax, which generates an estimated $2 billion of revenue annually. At the same time, the state has yet to find a complete replacement for this lost revenue. Michigan continues to be hurt by job losses in the manufacturing sector, particularly by U.S. auto manufacturers.

Strategy overview

After a multi-year rally in higher-yielding, lower-quality investments, investors demonstrated a palpable shift in their appetite for risk during the six-month reporting period. Although we were premature in our efforts to shield the fund from such a correction in the credit markets, our somewhat cautious approach of emphasizing higher-quality municipal bonds while selectively holding lower-quality securities, helped protect the portfolio against the price decline of lower-quality securities.

Compared with other funds in its category, your fund had an underweight position in non-investment-grade bonds and a greater emphasis on municipal bonds rated A and BBB. The fund’s investments in higher-quality investments

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 11/30/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

rated BBB and above comprised 98.1% of total net assets on November 30, 2007, as can be seen in the chart on page 10.

We also believe the portfolio’s yield-curve positioning was another factor in the fund’s relative outperformance. The yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened during the reporting period, reflecting the increasing risk associated with investing in longer-term bonds. In the face of market uncertainty brought on by credit issues and faltering confidence in the U.S. economy, increased demand for intermediate-maturity bonds contributed to relatively stronger results for these securities, which we had weighted more heavily than long-term securities.

Bonds with the longest maturities generally underperformed short- and intermediate-maturity municipals during the period. At the end of the period, we continued to maintain a neutral duration posture. Duration is a measure of a fund’s sensitivity to changes in interest rates. Rates remain relatively low, and the outlook for weaker economic growth appears more likely. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall.

Your fund’s holdings

Many investors may be shying away from lower-quality municipal bond securities, but we know from experience that the market tends to overreact in the short

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

term. We continue to watch for municipal bonds that are unfairly tarnished by credit concerns and represent attractive buying opportunities. The fund holds several bonds that fall in the lower portion of the investment-grade spectrum, that is, in the BBB/Baa-rated range. We think that this segment of the tax-free market offers tremendous relative value, because the prices of these bonds have corrected to reflect market concerns while, in many cases, their fundamentals remain strong.

While tobacco settlement bonds generally carry investment-grade ratings of BBB, they are secured by the income stream from tobacco companies’ settlement obligations to the states and generally offer higher yields than bonds of comparable quality. We made some acquisitions in this sector during the market’s sell-off in August and November, including bonds issued by the Michigan Tobacco Settlement Finance Authority. These bonds, which are rated BBB by Standard & Poor’s, lagged the overall market as did the rest of the sector for the reporting period. However, the combination of abnormally high issuance in 2007 and weak demand is creating a ripe buying opportunity in this sector, and we believe it offers attractive appreciation potential going forward.

Another side effect of volatile markets is that non-callable bonds tend to outperform callable issues. A callable bond allows the issuer to “call”

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

(redeem) prior to the maturity date —usually on the next call date. If current rates are lower than they were when the bond was originally issued, issuers may be able to reduce interest expenses, but investors must look elsewhere to maintain their income. During the reporting period, we maintained an underweight position in callable bonds, and that strategy helped performance.

With the yield curve steepening in the final months of the period, we began to see more value in the longer end of the yield curve, where prices were declining and yields were increasing to reflect the changing interest-rate environment. Consequently, in September, we purchased Michigan Higher Education Facility Authority revenue bonds for Kalamazoo College as part of our effort to selectively add longer-maturity bonds — a sector that we had underweighted when the yield curve was flat. Longer-maturity bonds can experience more volatility if rates rise but are more likely to appreciate substantially if rates decline.

A portion of the proceeds of the Kalamazoo College bond issuance will be used to advance refund the issuer’s series 2000 and 2003 bonds, which carry higher interest rates. The remaining proceeds will be used to finance the costs of acquiring, constructing, and expanding several of the college’s facilities. The bonds, which are due to mature in 2033, are rated A1 by Moody’s and benefited from the market’s pronounced flight-to-quality during the final months of the reporting period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The Federal Reserve Board reduced the federal funds rate — the benchmark rate for overnight loans between banks — three times in late 2007 to restore liquidity in the financial markets. Recent comments from several board members, including Fed Chairman Ben Bernanke, indicate that the central bank may be prepared to cut interest rates further to keep the economy from sliding into a recession. It appears the board is concerned that the turmoil over the credit market woes will raise the downside risks to growth over the next few quarters.

We expect to see continued volatility in the coming months. Having said that, the silver lining in any period of market uncertainty is that many securities may become available at attractive prices. We have been finding compelling values among investment-grade bonds — those rated Baa and above — and have added to the fund’s holdings in this area. We also plan to add selectively to the fund’s position in lower- and non-rated bonds as opportunities become available. Relative to its peers, the fund held fewer securities from this part of the credit spectrum at the end of the period. We believe that judiciously increasing the fund’s holdings in this area now will position the fund to benefit when the market recovers.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 11/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/17/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	5.62%	5.39%	4.90%	4.90%	4.83%	4.83%	5.27%	5.07%

10 years	50.07	44.11	40.69	40.69	39.31	39.31	45.68	40.98
Annual average	4.14	3.72	3.47	3.47	3.37	3.37	3.83	3.49

5 years	20.90	16.08	17.03	15.04	16.47	16.47	19.12	15.22
Annual average	3.87	3.03	3.20	2.84	3.10	3.10	3.56	2.87

3 years	11.26	6.72	9.11	6.12	8.83	8.83	10.28	6.71
Annual average	3.62	2.19	2.95	2.00	2.86	2.86	3.32	2.19

1 year	2.54	–1.61	1.88	–3.06	1.81	0.82	2.23	–1.05

6 months	2.28	–1.78	1.95	–3.05	2.00	1.00	2.13	–1.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 11/30/07

		Lipper Michigan
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	6.58%	5.93%

10 years	67.60	52.52
Annual average	5.30	4.30

5 years	25.68	20.33
Annual average	4.68	3.76

3 years	13.23	10.42
Annual average	4.23	3.35

1 year	2.71	1.15

6 months	2.40	1.08

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/07, there were 32, 32, 27, 27, 24, and 8 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/17/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	5.61%	5.37%	4.88%	4.88%	4.81%	4.81%	5.25%	5.06%

10 years	48.41	42.48	39.05	39.05	37.48	37.48	44.01	39.25
Annual average	4.03	3.60	3.35	3.35	3.23	3.23	3.71	3.37

5 years	19.19	14.37	15.36	13.39	14.74	14.74	17.43	13.50
Annual average	3.57	2.72	2.90	2.55	2.79	2.79	3.27	2.56

3 years	10.44	5.96	8.30	5.34	7.91	7.91	9.44	5.93
Annual average	3.37	1.95	2.69	1.75	2.57	2.57	3.05	1.94

1 year	3.10	–1.08	2.44	–2.53	2.27	1.28	2.79	–0.52

6 months	2.87	–1.23	2.54	–2.46	2.37	1.37	2.61	–0.73

Fund price and distribution information

For the six-month period ended 11/30/07

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.170909		$0.142156	$0.135589	$0.157953

Capital gains[2]	—		—	—	—

Total	$0.170909		$0.142156	$0.135589	$0.157953

Share value:	NAV	POP†	NAV	NAV	NAV	POP

5/31/07	$8.92	$9.29	$8.91	$8.91	$8.92	$9.22

11/30/07	8.95	9.32	8.94	8.95	8.95	9.25

Current yield (end of period)

Current dividend rate[3]	3.87%	3.72%	3.23%	3.08%	3.58%	3.46%

Taxable equivalent[4]	6.22	5.98	5.20	4.95	5.76	5.57

Current 30-day SEC yield[5,6]
(with expense limitation)	N/A	3.18	2.67	2.52	N/A	2.92

Taxable equivalent[4]	N/A	5.12	4.29	4.05	N/A	4.70

Current 30-day SEC yield[6]
(without expense limitation)	N/A	3.15	2.65	2.49	N/A	2.90

*Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

† Reflects an increase in sales charges that took effect on 1/2/08.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 37.83% federal and state combined tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 5/31/07

	Class A	Class B	Class C	Class M

Net expenses*	0.91%	1.55%	1.70%	1.20%

Total annual fund operating expenses	0.94	1.58	1.73	1.23

* Reflects Putnam Management’s decision to contractually limit expenses through 5/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Michigan Tax Exempt Income Fund from June 1, 2007, to November 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.60	$ 7.83	$ 8.59	$ 6.06

Ending value (after expenses)	$1,022.80	$1,019.50	$1,020.00	$1,021.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2007, use the calculation method below. To find the value of your investment on June 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.60	$ 7.82	$ 8.57	$ 6.06

Ending value (after expenses)	$1,020.45	$1,017.25	$1,016.50	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M
Your fund’s annualized
expense ratio	0.91%	1.55%	1.70%	1.20%

Average annualized expense
ratio for Lipper peer group*	0.90%	1.54%	1.69%	1.19%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Michigan Tax Exempt
Income Fund	16%	17%	18%	10%	24%

Lipper Michigan Municipal
Debt Funds category average	16%	18%	23%	18%	30%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 11/30/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2007, and November 30, 2006.

Trustee and Putnam employee fund ownership

As of November 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$37,000	$ 92,000,000

Putnam employees	$13,000	$770,000,000

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Managed Municipal Income Trust and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Michigan Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

36th	43rd	53rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 29, 29 and 29 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Michigan Municipal Debt Funds category for the one-, five- and ten-year periods ended December 31, 2007 were 13%, 34% and 59%, respectively. Over the one-, five- and ten-year periods ended December 31, 2007, the fund ranked 4 out of 31, 9 out of 26 and 14 out of 23, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/07 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	MBIA MBIA Insurance Company
FGIC Financial Guaranty Insurance Company	Q-SBLF Qualified School Board Loan Fund
FRN Floating Rate Notes	U.S. Govt. Coll. U.S. Government Collateralized
FSA Financial Security Assurance	VRDN Variable Rate Demand Notes
G.O. Bonds General Obligation Bonds

MUNICIPAL BONDS AND NOTES (99.1%)*

	Rating**	Principal amount	Value

Michigan (88.2%)
Battle Creek, MI School Dist. G.O. Bonds
(School Bldg. & Site), FSA, Q-SBLF,
4 3/4s, 5/1/23	Aaa	$1,000,000	$1,033,690
Charles Stewart Mott G.O. Bonds (Cmnty.
College Fac.), MBIA, 5s, 5/1/19	Aaa	1,675,000	1,786,907
Clarkston, Cmnty. Schools G.O. Bonds,
MBIA, Q-SBLF, 5s, 5/1/17	Aaa	1,500,000	1,623,945
Detroit, Downtown Dev. Auth. Tax Increment
Rev. Bonds (Dev. Area No. 1), Ser. A,
MBIA, 4 3/4s, 7/1/25	Aaa	1,500,000	1,503,645
Detroit, Swr. Disp. FRN, Ser. D, FSA,
4.105s, 7/1/32	Aaa	365,000	345,206
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.65s, 7/1/33	VMIG1	2,300,000	2,300,000
Detroit, Wtr. Supply Syst. Rev. Bonds (Sr.
Lien), Ser. A, MBIA, 5 1/4s, 7/1/19
(Prerefunded)	Aaa	2,480,000	2,716,319
Detroit/Wayne Cnty., Stad. Auth. Rev.
Bonds, FGIC, 5 1/4s, 2/1/27 #	Aaa	3,065,000	3,104,201
Ecorse, Pub. School Dist. G.O. Bonds, FSA,
Q-SBLF
5s, 5/1/13	Aaa	1,700,000	1,833,229
5s, 5/1/12	Aaa	650,000	694,122
Fenton, Area Pub. Schools G.O. Bonds
(School Bldg. & Site), MBIA, Q-SBLF,
5s, 5/1/23	Aaa	1,950,000	2,048,163
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City), Ser. A, 5 3/4s, 9/1/17	Ba1	360,000	357,055
(Garden City Hosp.), Ser. A, 5 3/4s,
9/1/17 (Prerefunded)	Ba1	315,000	323,622
Gibraltar, School Dist. G.O. Bonds (School
Bldg. & Site), FGIC, Q-SBLF, 5s, 5/1/21	Aaa	2,000,000	2,106,180

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Michigan continued
Grand Rapids, Rev. Bonds (San. Swr. Sys.),
MBIA
5s, 1/1/21	Aaa	$500,000	$530,360
5s, 1/1/20	Aaa	500,000	532,710
Harper Creek, Cmnty. School Dist. G.O.
Bonds, Q-SBLF
5 1/8s, 5/1/31 (Prerefunded)	Aa3	1,160,000	1,229,936
5 1/8s, 5/1/31 (Prerefunded)	Aa3	1,030,000	1,091,409
Hartland, Cons. School Dist. G.O. Bonds,
FGIC, Q-SBLF, U.S. Govt. Coll., 6s,
5/1/18 (Prerefunded)	Aaa	1,500,000	1,596,450
Huron, School Dist. G.O. Bonds
Q-SBLF, FSA, 5 5/8s, 5/1/15 (Prerefunded)	Aaa	325,000	349,791
Q-SBLF, FSA, U.S. Govt Coll., 5 5/8s,
5/1/15 (Prerefunded)	Aaa	675,000	726,489
Kalamazoo, Hosp. Fin. Auth. Fac. Rev.
Bonds, FGIC, 5.244s, 6/1/11 (Prerefunded)	Aaa	1,400,000	1,412,194
Kent Cnty., Bldg. Auth. G.O. Bonds,
4 3/4s, 6/1/25	Aaa	1,165,000	1,193,624
Kent, Hosp. Fin. Auth. Rev. Bonds
(Spectrum Hlth.), Ser. A, MBIA, 5 1/2s,
1/15/16 (Prerefunded)	Aaa	1,450,000	1,572,656
Lansing, Bldg. Auth. G.O. Bonds, Ser. A,
MBIA, 5 3/8s, 6/1/20 (Prerefunded)	Aaa	1,035,000	1,138,738
Manistee, Area School Dist. G.O. Bonds,
FGIC, Q-SBLF, 5 3/4s, 5/1/19 (Prerefunded)	Aaa	800,000	827,904
Marysville, Pub. School Dist. G.O. Bonds
(School Bldg. & Site), FSA, Q-SBLF,
5s, 5/1/21	Aaa	1,640,000	1,762,114
MI Higher Ed. Fac. Auth. Rev. Bonds
(Ltd. Oblig.- Hope College), Ser. A,
5.55s, 4/1/24	BBB+	1,000,000	1,035,200
(Kalamazoo College), 5s, 12/1/33	A1	1,000,000	1,015,720
(Kalamazoo College), 5s, 12/1/20	A1	250,000	258,235
MI Muni. Board Auth. Rev. Bonds (State
Clean Wtr. Revolving Fund), 5s, 10/1/22	Aaa	1,000,000	1,069,060
MI Muni. Bond Auth. Rev. Bonds (Drinking
Wtr. Revolving Fund), 5 1/2s, 10/1/18
(Prerefunded)	Aaa	1,000,000	1,049,970
MI State Bldg. Auth. Rev. Bonds
(Fac. Program), Ser. I, 4 3/4s, 10/15/25	A1	1,645,000	1,638,831
FGIC, zero %, 10/15/17	Aaa	1,000,000	665,760
MI State Comprehensive Trans. Rev. Bonds,
Ser. B, FSA, 5 1/4s, 5/15/11	Aaa	1,475,000	1,569,385
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22	A2	1,000,000	1,067,780
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A+	1,000,000	1,065,740

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Michigan continued
MI State Hosp. Fin. Auth. Rev. Bonds
(Sparrow Hosp.), 5 1/2s, 11/15/21
(Prerefunded)	A1	$655,000	$714,644
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	1,000,000	1,063,560
(Chelsea Cmnty. Hosp.), 5 3/8s, 5/15/19	BBB	1,000,000	1,006,210
(Hosp. Sparrow), 5s, 11/15/23	A1	835,000	841,488
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A
5 1/2s, 12/1/28	AA+	980,000	1,021,738
3.9s, 6/1/30	AA+	1,100,000	1,099,208
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds (SD Warren Co.), Ser. C,
7 3/8s, 1/15/22	BB/P	550,000	553,278
MI State Strategic Fund, Ltd. Mandatory
Put Bonds (Dow Chemical), 5 1/2s, 6/1/13	A3	1,135,000	1,175,701
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	Aaa	1,500,000	1,919,955
(Worthington Armstrong Venture), U.S.
Govt. Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	3,000,000	3,426,780
(Detroit Edison Co.), AMBAC, 4.85s, 9/1/30	Aaa	1,000,000	1,047,590
MI State U. VRDN, Ser. A, 3.65s, 8/15/32	VMIG1	600,000	600,000
MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 6s, 6/1/34	BBB	3,000,000	2,945,340
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	500,000	476,635
Mount Clemens Cmnty. School Dist. Rev.
Bonds (School Bldg. & Site), Q-SBLF,
5 1/2s, 5/1/18 (Prerefunded)	Aa3	1,350,000	1,460,012
Otsego, Pub. School Dist. G.O. Bonds
(School Bldg. & Site), FSA, Q-SBLF, 5s,
5/1/27 (Prerefunded)	Aaa	1,600,000	1,742,352
Pennfield, School Dist. G.O. Bonds (School
Bldg. & Site), FGIC, Q-SBLF, 5s, 5/1/26
(Prerefunded)	Aaa	1,000,000	1,088,970
Plymouth-Canton Cmnty., School Dist. G.O.
Bonds, FGIC, Q-SBLF, 5s, 5/1/28	Aaa	2,000,000	2,070,780
Pontiac, Tax Increment Fin. Auth. Rev.
Bonds, 6 3/8s, 6/1/31	BB+/F	750,000	753,945
Rochester Cmnty. School Dist. G.O. Bonds,
Ser. II, Q-SBLF, 5 1/2s, 5/1/21 (Prerefunded)	Aa3	1,400,000	1,515,150
Romulus, Township Cmnty. Schools G.O.
Bonds, Q-SBLF, 5s, 5/1/11	Aa3	1,015,000	1,068,450
Roseville, School Dist. G.O. Bonds (School
Bldg. & Site), FSA, Q-SBLF, 5s, 5/1/21	Aaa	1,500,000	1,596,210
Royal Oak, Hosp. Fin. Auth. Rev. Bonds
(William Beaumont Hosp.), Ser. M, MBIA,
5 1/4s, 11/15/35	Aaa	1,000,000	1,026,080
U. of MI Rev. Bonds (Hosp.), 5 1/4s, 12/1/11	AA+	975,000	1,033,159
Wayland, Unified School Dist. Rev. Bonds,
FGIC, Q-SBLF, 8s, 5/1/10	Aaa	2,000,000	2,130,480

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Michigan continued
Wayne Cnty., Bldg. Auth. G.O. Bonds,
Ser. A, MBIA
6s, 6/1/08	Aaa	$2,405,000	$2,431,696
5.35s, 6/1/09	Aaa	1,000,000	1,009,470
Wayne St. U. Rev. Bonds, MBIA, 5s, 11/15/27	AAA	1,965,000	2,062,307
West Bloomfield, School Dist. G.O. Bonds
(School Bldg. & Site)
MBIA, 5 5/8s, 5/1/16 (Prerefunded)	Aaa	1,000,000	1,076,280
FSA, Q-SBLF, 5s, 5/1/24 (Prerefunded)	Aaa	1,325,000	1,442,885
Western MI U. Rev. Bonds, AMBAC,
5s, 7/15/10	Aaa	1,120,000	1,167,790
Whitmore Lake, Pub. School Dist. G.O.
Bonds, FGIC, Q-SBLF
5s, 5/1/28	Aaa	125,000	129,175
5s, 5/1/28 (Prerefunded)	Aaa	1,875,000	2,025,788
Zeeland, Pub. Schools G.O. Bonds (School
Bldg. & Site), MBIA, Q-SBLF, 5s, 5/1/27	Aaa	1,425,000	1,477,853
			92,377,299

Puerto Rico (10.5%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds, 5 3/8s, 5/15/33	BBB	675,000	664,403
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.)
MBIA, 5 3/4s, 7/1/26 (Prerefunded)	Aaa	2,500,000	2,654,875
Ser. A, 5 1/4s, 7/1/30	Baa3	210,000	213,469
Ser. A, 5 1/4s, 7/1/30 (Prerefunded)	Baa3	340,000	381,854
Ser. B, 5 1/4s, 7/1/16	Baa3	500,000	534,480
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. B, 5s, 12/1/16	Baa3	250,000	263,453
PR Commonwealth Infrastructure Fin. Auth.
Special Oblig. Bonds, Ser. A, U.S. Govt.
Coll., 5 3/8s, 10/1/24 (Prerefunded)	AAA	1,500,000	1,586,400
PR Elec. Pwr. Auth. Rev. Bonds, Ser. HH,
FSA, 5 1/4s, 7/1/29 (Prerefunded)	Aaa	3,000,000	3,182,100
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,400,000	1,485,231
			10,966,265

Virgin Islands (0.4%)
VI Pub. Fin. Auth. Rev. Bonds (Hovensa
Refinery Fac.), 4.7s, 7/1/22	BBB	450,000	427,194

TOTAL INVESTMENTS
Total investments (cost $100,210,242)			$103,770,758

* Percentages indicated are based on net assets of $104,746,338.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at November 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2007.

At November 30, 2007, liquid assets totaling $53,953 have been designated as collateral for open swap contracts.

The rates shown on VRDN, Mandatory Put Bonds and FRN are the current interest rates at November 30, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at November 30, 2007 (as a percentage of net assets):

State government	26.7%
Local government	21.7
Utilities & power	17.0
Health care	11.4

The fund had the following insurance concentrations greater than 10% at November 30, 2007 (as a percentage of net assets):

MBIA	24.1%
FSA	17.7
FGIC	17.4

FUTURES CONTRACTS OUTSTANDING at 11/30/07 (Unaudited)

	Number of			Expiration	Unrealized
		contracts	Value	date	depreciation

U.S. Treasury Note 2 yr (Short)		3	$630,328	Mar-08	$(69)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/07 (Unaudited)

		Fixed payments		Total return
Swap counterparty /	Termination	received by		received by	Unrealized
Notional amount	date	fund per annum		or paid by fund	appreciation

Goldman Sachs International
$650,000	2/28/08	—		4.147% minus	$28,446
				Municipal Market Data Index
				AAA municipal yields
				10 Year rate

Lehman Brothers Special Financing, Inc.
1,400,000	2/12/08	—		3.27% minus	2,073
				Municipal Market Data Index
				AAA municipal yields

650,000	2/29/08	—		4.27% minus	23,434
				Lehman Brothers
				Municipal Swap Index

Total					$53,953

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $100,210,242)	$103,770,758

Cash	77,859

Interest and other receivables	1,173,303

Receivable for shares of the fund sold	56,983

Receivable for securities sold	120,000

Receivable from Manager (Note 2)	20,273

Unrealized appreciation on swap contracts (Note 1)	53,953

Receivable for variation margin (Note 1)	4,127

Total assets	105,277,256

LIABILITIES

Distributions payable to shareholders	105,548

Payable for shares of the fund repurchased	132,799

Payable for compensation of Manager (Note 2)	125,078

Payable for investor servicing (Note 2)	16,899

Payable for Trustee compensation and expenses (Note 2)	64,033

Payable for administrative services (Note 2)	1,212

Payable for distribution fees (Note 2)	40,659

Payable for auditing	27,677

Other accrued expenses	17,013

Total liabilities	530,918

Net assets	$104,746,338

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$103,449,085

Undistributed net investment income (Note 1)	61,925

Accumulated net realized loss on investments (Note 1)	(2,379,072)

Net unrealized appreciation of investments	3,614,400

Total — Representing net assets applicable to capital shares outstanding	$104,746,338

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($92,097,453 divided by 10,287,264 shares)	$8.95

Offering price per class A share
(100/96.00 of $8.95)*†	$9.32

Net asset value and offering price per class B share
($11,366,857 divided by 1,270,944 shares)**	$8.94

Net asset value and offering price per class C share
($56,099 divided by 6,271 shares)**	$8.95

Net asset value and redemption price per class M share
($1,225,929 divided by 136,899 shares)	$8.95

Offering price per class M share
(100/96.75 of $8.95)***	$9.25

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Reflects a maximum front-end sales charge for class A shares of 4.00% which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/07 (Unaudited)

INTEREST INCOME	$2,520,285

EXPENSES
Compensation of Manager (Note 2)	268,450

Investor servicing fees (Note 2)	36,553

Custodian fees (Note 2)	4,045

Trustee compensation and expenses (Note 2)	12,037

Administrative services (Note 2)	7,442

Distribution fees — Class A (Note 2)	97,905

Distribution fees — Class B (Note 2)	51,022

Distribution fees — Class C (Note 2)	247

Distribution fees — Class M (Note 2)	2,971

Auditing	29,868

Other	25,564

Non-recurring costs (Notes 2 and 5)	43

Costs assumed by Manager (Notes 2 and 5)	(43)

Fees reimbursed by Manager (Note 2)	(10,592)

Total expenses	525,512

Expense reduction (Note 2)	(25,947)

Net expenses	499,565

Net investment income	2,020,720

Net realized loss on investments (Notes 1 and 3)	(268,332)

Net realized gain on swap contracts (Note 1)	79,102

Net realized loss on futures contracts (Note 1)	(57,350)

Net unrealized appreciation of investments, futures
contracts and swap contracts during the period	661,906

Net gain on investments	415,326

Net increase in net assets resulting from operations	$2,436,046

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	11/30/07*	5/31/07

Operations:
Net investment income	$ 2,020,720	$ 4,314,992

Net realized gain (loss) on investments	(246,580)	2,807

Net unrealized appreciation of investments	661,906	249,711

Net increase in net assets resulting from operations	2,436,046	4,567,510

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	—	(1,443)

Class B	—	(240)

Class M	—	(17)

From tax-exempt net investment income

Class A	(1,813,744)	(3,799,240)

Class B	(192,206)	(520,027)

Class C	(745)	(421)

Class M	(21,069)	(40,978)

Redemption fees (Note 1)	—	2

Decrease from capital share transactions (Note 4)	(6,701,136)	(13,074,110)

Total decrease in net assets	(6,292,854)	(12,868,964)

NET ASSETS
Beginning of period	111,039,192	123,908,156

End of period (including undistributed net investment income
of $61,925 and $68,969, respectively)	$104,746,338	$111,039,192

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A

November 30, 2007**	$8.92	.17(c)	.03	.20	(.17)	(.17)	—	$8.95	2.28*	$92,097	.45*(c)	1.92*(c)	15.19*
May 31, 2007	8.91	.34(c)	.01	.35	(.34)	(.34)	—(d)	8.92	3.95	96,796	.91(c)	3.72(c)	16.28
May 31, 2006	9.11	.33	(.20)	.13	(.33)	(.33)	—(d)	8.91	1.52	103,128.91		3.71	16.67
May 31, 2005	8.86	.35(c)	.24	.59	(.34)	(.34)	—(d)	9.11	6.74	109,105	.91(c)	3.85(c)	18.35
May 31, 2004	9.26	.37(c)	(.40)	(.03)	(.37)	(.37)	—	8.86	(.34)	116,485	.90(c)	4.12(c)	9.90
May 31, 2003	8.95	.38	.32	.70	(.39)	(.39)	—	9.26	8.03	146,255.89		4.23	24.48

CLASS B

November 30, 2007**	$8.91	.14(c)	.03	.17	(.14)	(.14)	—	$8.94	1.95*	$11,367	.77*(c)	1.60*(c)	15.19*
May 31, 2007	8.90	.28(c)	.01	.29	(.28)	(.28)	—(d)	8.91	3.30	13,054	1.55(c)	3.08(c)	16.28
May 31, 2006	9.10	.28	(.20)	.08	(.28)	(.28)	—(d)	8.90	.85	19,558	1.56	3.05	16.67
May 31, 2005	8.85	.29(c)	.24	.53	(.28)	(.28)	—(d)	9.10	6.06	26,378	1.56(c)	3.20(c)	18.35
May 31, 2004	9.25	.31(c)	(.40)	(.09)	(.31)	(.31)	—	8.85	(1.00)	32,165	1.55(c)	3.47(c)	9.90
May 31, 2003	8.94	.33	.31	.64	(.33)	(.33)	—	9.25	7.33	43,632	1.54	3.58	24.48

CLASS C

November 30, 2007**	$8.91	.14(c)	.04	.18	(.14)	(.14)	—	$8.95	2.00*	$56	.85*(c)	1.52*(c)	15.19*
May 31, 2007†	9.00	.18(c)	(.09)	.09	(.18)	(.18)	—	8.91	.97*	34	1.13*(c)	1.93*(c)	16.28

CLASS M

November 30, 2007**	$8.92	.16(c)	.03	.19	(.16)	(.16)	—	$8.95	2.13*	$1,226	.60*(c)	1.77*(c)	15.19*
May 31, 2007	8.91	.31(c)	.01	.32	(.31)	(.31)	—(d)	8.92	3.65	1,155	1.20(c)	3.43(c)	16.28
May 31, 2006	9.11	.31	(.20)	.11	(.31)	(.31)	—(d)	8.91	1.22	1,223	1.21	3.41	16.67
May 31, 2005	8.86	.32(c)	.24	.56	(.31)	(.31)	—(d)	9.11	6.41	1,343	1.21(c)	3.54(c)	18.35
May 31, 2004	9.26	.35(c)	(.41)	(.06)	(.34)	(.34)	—	8.86	(.65)	1,404	1.20(c)	3.82(c)	9.90
May 31, 2003	8.95	.36	.32	.68	(.37)	(.37)	—	9.26	7.70	2,023	1.19	3.93	24.48

* Not annualized.

** Unaudited.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

November 30, 2007	0.01%

May 31, 2007	0.03

May 31, 2005	0.01

May 31, 2004	<0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40	41

Notes to financial statements 11/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Michigan tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Michigan.

The fund offers class A, class B, class C and class M shares. Effective January 2, 2008 the fund issued class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Prior to January 2, 2008, the class A maximum front-end sales charge was 3.75% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2007, the fund had a capital loss carryover of $1,806,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,144,772	May 31, 2009

217,146	May 31, 2012

444,674	May 31, 2015

The aggregate identified cost on a tax basis is $100,210,242, resulting in gross unrealized appreciation and depreciation of $3,699,523 and $139,007, respectively, or net unrealized appreciation of $3,560,516.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2007, Putnam Management waived $10,592 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the period ended November 30, 2007, Putnam Management has assumed $43 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended November 30, 2007, the fund incurred $37,428 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended November 30, 2007, the fund’s expenses were reduced by $25,947 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $277, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

 The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended November 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $2,438 and $5 from the sale of class A and class M shares, respectively, and received $5,864 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2007, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,746,440 and $17,947,858, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 11/30/07:

Shares sold	293,341	$2,605,996

Shares issued
in connection
with reinvestment
of distributions	138,869	1,235,682

	432,210	3,841,678

Shares repurchased	(1,001,126)	(8,904,267)

Net decrease	(568,916)	$(5,062,589)

Year ended 5/31/07:
Shares sold	841,313	$7,541,675

Shares issued
in connection
with reinvestment
of distributions	301,434	2,704,363

	1,142,747	10,246,038

Shares repurchased	(1,863,665)	(16,719,039)

Net decrease	(720,918)	$(6,473,001)

CLASS B	Shares	Amount

Six months ended 11/30/07:
Shares sold	18,373	$162,820

Shares issued
in connection
with reinvestment
of distributions	16,335	145,173

	34,708	307,993

Shares
repurchased	(229,320)	(2,033,725)

Net decrease	(194,612)	$(1,725,732)

Year ended 5/31/07:
Shares sold	8,725	$78,501

Shares issued
in connection
with reinvestment
of distributions	45,937	411,678

	54,662	490,179

Shares
repurchased	(786,839)	(7,055,395)

Net decrease	(732,177)	$(6,565,216)

CLASS C	Shares	Amount

Six months ended 11/30/07:
Shares sold	2,457	$21,795

Shares issued
in connection
with reinvestment
of distributions	41	364

	2,498	22,159

Shares repurchased	—	—

Net increase	2,498	$22,159

For the period 10/3/06 (commencement of operations)
to 5/31/07:
Shares sold	3,762	$33,722

Shares issued
in connection
with reinvestment
of distributions	11	100

	3,773	33,822

Shares repurchased	—	—

Net increase	3,773	$33,822

CLASS M	Shares	Amount

Six months ended 11/30/07:
Shares sold	5,915	$52,077

Shares issued
in connection
with reinvestment
of distributions	1,614	14,368

	7,529	66,445

Shares
repurchased	(160)	(1,419)

Net increase	7,369	$65,026

Year ended 5/31/07:
Shares sold	17,366	$155,978

Shares issued
in connection
with reinvestment
of distributions	2,967	26,628

	20,333	182,606

Shares
repurchased	(28,057)	(252,321)

Net decrease	(7,724)	$(69,715)

At November 30, 2007, Putnam, LLC owned 1,151 class C shares of the fund (18% of class C shares outstanding), valued at $10,301.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer

One Post Office Square	Charles E. Porter	Robert R. Leveille
Boston, MA 02109	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Mark C. Trenchard
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Custodian	and Treasurer	Judith Cohen
State Street Bank and		Vice President, Clerk and
Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA048 248707 1/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Michigan Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2008